SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

DREYFUS PREMIER INVESTMENT FUNDS, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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(1)	Title of each class of securities to which transaction applies: __________

(2)	Aggregate number of securities to which transaction applies:__________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________

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DREYFUS GLOBAL REAL ESTATE SECURITIES FUND

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

November 15, 2017

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders of Dreyfus Global Real Estate Securities Fund (the "Fund"), a series of Dreyfus Premier Investment Funds, Inc. (the "Company"). At the Special Meeting, shareholders of the Fund will be asked to approve a new sub-investment advisory agreement (the "New Sub-Advisory Agreement") between the Fund's investment adviser, The Dreyfus Corporation ("Dreyfus"), on behalf of the Fund, and CSIM Investment Management LLC ("CSIM"). CSIM is a newly-formed entity owned by members of the existing management team of CenterSquare Investment Management, Inc. ("CenterSquare"), the Fund's current sub-adviser, private funds sponsored by Lovell Minnick Partners LLC, a private equity firm, and certain co-investors.

CenterSquare is currently an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of Dreyfus. CSIM has entered into a definitive agreement with BNY Mellon to acquire substantially all of the assets of the CenterSquare Investment Management business, including CenterSquare's sub-investment advisory relationship with the Fund (the "Transaction"), on or about January 2, 2018 (the "Effective Date").

As a result of the Transaction and on the Effective Date, there will be a "change in control" of CenterSquare, which will effect an assignment and automatic termination of the current sub-investment advisory agreement (the "Current Sub-Advisory Agreement") between Dreyfus, on behalf of the Fund, and CenterSquare, pursuant to its terms and the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a new investment advisory agreement, including a sub-investment advisory agreement, with respect to a registered investment company generally requires approval by a majority of such investment company's outstanding voting securities before it can go into effect. Therefore, the Board of Directors of the Company (the "Board") has called the Special Meeting to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that CSIM can provide uninterrupted service as sub-adviser to the Fund after the Transaction is completed.

There will be no increase in the advisory fee payable by the Fund to Dreyfus as a consequence of the Transaction and the sub-advisory fee payable by Dreyfus to CSIM under the New Sub-Advisory Agreement will be the same as that payable by Dreyfus to CenterSquare under the Current Sub-Advisory Agreement. The New Sub-Advisory Agreement is substantially similar in material respects to the Current Sub-Advisory Agreement and the Fund's investment strategy, management policies and portfolio managers will not change in connection with the implementation of the New Sub-Advisory Agreement.

After careful review, the Board has unanimously approved the New Sub-Advisory Agreement to take effect on the Effective Date, subject to shareholder approval. The Board recommends that you read the enclosed materials carefully and then vote to approve the New Sub-Advisory Agreement.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call
1-800-DREYFUS.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

Bradley J. Skapyak
President
Dreyfus Premier Investment Funds, Inc.

dreyfus global real estate securities fund

Notice of Special Meeting of Shareholders

To Be Held on December 20, 2017

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Global Real Estate Securities Fund (the "Fund"), a series of Dreyfus Premier Investment Funds, Inc., will be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, December 20, 2017 at 10:00 a.m., for the following purposes:

1.	To approve a new sub-investment advisory agreement between Dreyfus, on behalf of the Fund, and CSIM Investment Management LLC; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record as of the close of business on November 15, 2017 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors,

Janette E. Farragher
Secretary
New York, New York
November 15, 2017

WE NEED YOUR PROXY VOTE.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

dreyfus global real estate securities fund

PROXY STATEMENT

Special Meeting of Shareholders
to be held on Wednesday, December 20, 2017

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Dreyfus Premier Investment Funds, Inc. (the "Company"), on behalf of Dreyfus Global Real Estate Securities Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, December 20, 2017 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

Shareholders of record as of the close of business on November 15, 2017 are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote as a single class on the Proposal.

Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Proposal except as to broker non-votes as described under the heading "Voting Information—Proxies, Quorum and Voting at the Meeting." If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is November 22, 2017. To reduce expenses, only one copy of this Proxy Statement will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request.

The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166. Copies of the Fund's most recent Annual Report and Semi-Annual Report are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com or calling toll-free 1-800-DREYFUS.

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF THE FUND'S MOST RECENT

ANNUAL REPORT AND SEMI-ANNUAL Report TO SHAREHOLDERS ARE AVAILABLE AT

https://im.bnymellon.com/proxymaterials

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PROPOSAl: approval of a new sub-investment advisory agreemEnt

Introduction

CenterSquare Investment Management, Inc. ("CenterSquare"), the sub-adviser to the Fund, is currently an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of Dreyfus, the Fund's investment adviser. CSIM Investment Management LLC ("CSIM"), a newly-formed entity owned by members of the existing management team ("Existing Management") of CenterSquare, private funds sponsored by Lovell Minnick Partners LLC ("Lovell Minnick"), a private equity firm, and certain co-investors, has entered into a definitive agreement with BNY Mellon to acquire substantially all of the assets of the CenterSquare Investment Management business, including CenterSquare's sub-investment advisory relationship with the Fund (the "Transaction"). The Transaction is expected to close on or about January 2, 2018 (the "Effective Date").

As a result of the Transaction and on the Effective Date, there will be a "change in control" of CenterSquare, which will effect an assignment and automatic termination of the current sub-investment advisory agreement (the "Current Sub-Advisory Agreement") between Dreyfus, on behalf of the Fund, and CenterSquare, pursuant to its terms and the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a new investment advisory agreement, including a sub-investment advisory agreement, with respect to a registered investment company generally requires approval by a majority of such investment company's outstanding voting securities before it can go into effect. Therefore, the Board has called the Meeting to seek shareholder approval of a new sub-investment advisory agreement (the "New Sub-Advisory Agreement") between Dreyfus, on behalf of the Fund, and CSIM in order to ensure that CSIM can provide uninterrupted service as sub-adviser to the Fund after the Transaction is completed.

BNY Mellon announced the Transaction on September 20, 2017. At an in-person Board meeting held on October 13, 2017 (the "October Meeting"), the Board discussed the Transaction and Dreyfus recommended the approval of the New Sub-Advisory Agreement in connection with the automatic termination of the Current Sub-Advisory Agreement. At the October Meeting, the Board, including a majority of the Board members who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund ("Independent Board Members"), unanimously approved the New Sub-Advisory Agreement and the engagement of CSIM as the Fund's sub-adviser, subject to shareholder approval.

There will be no increase in the advisory fee payable by the Fund to Dreyfus as a consequence of the Transaction, and the sub-advisory fee payable by Dreyfus to CSIM under the New Sub-Advisory Agreement will be the same as that payable by Dreyfus to CenterSquare under the Current Sub-Advisory Agreement. The New Sub-Advisory Agreement is substantially similar in material respects to the Current Sub-Advisory Agreement, and the Fund's investment strategy, management policies and portfolio managers will not change in connection with the implementation of the New Sub-Advisory Agreement. Dreyfus and CSIM have represented to the Board that there will be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will go into effect on the Effective Date.

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The Transaction is not contingent on shareholder approval of the New Sub-Advisory Agreement. If the Transaction is effected before shareholder approval of the New Sub-Advisory Agreement is obtained, the Board has approved an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") between Dreyfus, on behalf of the Fund, and CSIM, and the Fund would continue to solicit shareholder approval of the New Sub-Advisory Agreement while the Interim Sub-Advisory Agreement is in place. If the Interim Sub-Advisory Agreement goes into effect, it would expire upon the earlier of 150 days after the Effective Date of the Transaction or upon shareholder approval of the New Sub-Advisory Agreement. If shareholders do not approve the New Sub-Advisory Agreement, CSIM will not serve as the Fund's sub-adviser and the Board will take such actions as it deems to be in the best interests of the Fund, which may include resubmitting the New Sub-Advisory Agreement to shareholders for approval or making other sub-advisory arrangements for the Fund.

Information About Dreyfus, CenterSquare and CSIM

Dreyfus

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as investment adviser to the Fund, subject to the supervision of the Board. Founded in 1947, Dreyfus manages approximately $261 billion in 151 mutual fund portfolios. Dreyfus, a wholly-owned subsidiary of BNY Mellon, is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $31.1 trillion in assets under custody and administration and $1.8 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Dreyfus provides management services to the Fund pursuant to the management agreement (the "Management Agreement") between the Company, on behalf of the Fund, and Dreyfus, dated August 24, 1994, revised as of June 28, 2012. Pursuant to the Management Agreement, and subject to the supervision and approval of the Board, Dreyfus provides investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information as from time to time in effect. The Management Agreement permits Dreyfus to enter into sub-investment advisory agreements with one or more sub-advisers. The Management Agreement was last approved by the Board for a one-year continuance at a meeting held on March 9-10, 2017 (the "March Meeting"), and by the Fund's shareholders on March 18, 2008. A discussion regarding the basis for the Board's approval of the continuance of the Management Agreement is available in the Fund's Semi-Annual Report for the six-months ended April 30, 2017.

The Fund has agreed to pay Dreyfus a management fee at an annual rate of 0.95% of the value of the Fund's average daily net assets. Dreyfus has contractually agreed, until March 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the Fund so that the annual expenses of the Fund's Class A, C, I and Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%. For the Fund's fiscal year ended October 31, 2016, the Fund paid Dreyfus $7,255,385 pursuant to the Management Agreement, after fee waivers and/or expense reimbursements.

CenterSquare and CSIM

CenterSquare, headquartered in Plymouth Meeting, Pennsylvania, is an investment manager specializing in actively managed real estate and infrastructure strategies. CenterSquare or its predecessor has served as the Fund's sub-adviser since the inception of the Fund's predecessor fund in December 2006. CenterSquare Investment Management Holdings, Inc., a wholly-owned subsidiary of BNY Mellon and the parent company of CenterSquare, was founded in 1987 and has assets under management of approximately $9.5 billion as of August 31, 2017.

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As sub-adviser to the Fund, CenterSquare, subject to Dreyfus' supervision, provides investment advisory assistance and research and the day-to-day management of the Fund's investments. In selecting investments for the Fund's portfolio, CenterSquare uses a proprietary approach to quantify investment opportunities from both a real estate and stock perspective. Generally, CenterSquare combines top-down real estate research and its relative value model securities valuation process. In conducting its bottom-up research, CenterSquare engages in an active analysis process that includes regular and direct contact with the companies in the Fund's investable universe. These research efforts are supported with extensive sell side and independent research. Through the use of the proprietary relative value model, CenterSquare seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management-related uncertainties, such as the impact on value of leverage, growth rate, market capitalization and property type.

Dreyfus has agreed to pay CenterSquare under the Current Sub-Advisory Agreement a sub-investment advisory fee at an annual rate of 0.46% of the value of the Fund's average daily net assets. For the Fund's fiscal year ended October 31, 2016, Dreyfus paid CenterSquare $3,492,844 pursuant to the Current Sub-Advisory Agreement, after fee waivers and/or expense reimbursements. The Current Sub-Advisory Agreement was originally entered into on March 18, 2008 between Dreyfus, on behalf of the Fund, and CenterSquare's predecessor. The Current Sub-Advisory Agreement was most recently reapproved by the Board for a one-year continuance at the March Meeting. A discussion regarding the basis for the Board's approval of the continuance of the Current Sub-Advisory Agreement is available in the Fund's Semi-Annual Report for the six-months ended April 30, 2017.

E. Todd Briddell and Dean Frankel are the Fund's co-primary portfolio managers. Mr. Briddell has served as a co-primary portfolio manager of the Fund since June 2013. Mr. Frankel has served as a co-primary portfolio manager of the Fund (or its predecessor fund) since December 2006. Mr. Briddell currently is the Chief Executive Officer and Chief Investment Officer of CenterSquare, which he joined in 1993. Mr. Frankel is currently the Global Head of Real Estate Securities for CenterSquare. He joined CenterSquare in 1997 and has managed assets since 1999. Messrs. Briddell and Frankel will continue to serve as the Fund's co-primary portfolio managers following the Transaction as employees of CSIM, subject to shareholder approval of the New Sub-Advisory Agreement.

CenterSquare does not currently serve, and it is not anticipated that CSIM will serve following the Transaction, as investment adviser or sub-adviser to any registered investment companies which have a similar investment objective and similar investment management policies as the Fund.

The names and principal occupations of the principal executive officers of CenterSquare are: E. Todd Briddell, Chief Executive Officer and Chief Investment Officer; Scott Crowe, Chief Investment Strategist; Frank J. Ferro, General Counsel; Joseph Law, Chief Financial Officer and Chief Compliance Officer; David Rabin, Managing Director of Private Real Estate; Scott Maguire, Managing Director and Global Head of Client Service and Marketing; and Dean Frankel, Global Head of Real Estate Securities.

CSIM, 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, is a newly-formed entity, which will be owned by Existing Management, private funds sponsored by Lovell Minnick and certain co-investors as of the Effective Date. Pursuant to the Transaction, CSIM will acquire substantially all of the assets of the CenterSquare Investment Management business as of the Effective Date. It is currently contemplated that all of CenterSquare's approximately 70 employees will continue in their roles as employees of CSIM upon completion of the Transaction. CSIM has no current plans to change the manner in which investments are selected for the Fund's portfolio.

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Lovell Minnick, 150 N. Radnor Chester Road, Suite A200, Radnor, Pennsylvania 19087, is an independent private equity firm providing buyout and growth capital to developing companies in the global financial services industry. Lovell Minnick has in-depth asset management industry knowledge and broad operating experience. Lovell Minnick was founded in 1999 and has invested in over twenty asset managers since its inception and its portfolio companies have managed assets in a variety of formats including open-end and closed-end registered investment companies, institutional separate accounts, UCITS, wrap programs, hedge funds and other investment vehicles.

The names and principal occupations of the individuals anticipated to serve as the principal executive officers of CSIM, as of the Effective Date, are: E. Todd Briddell, Chief Executive Officer and Chief Investment Officer; Scott Crowe, Chief Investment Strategist; Frank J. Ferro, General Counsel; Joseph Law, Chief Financial Officer and Chief Compliance Officer; David Rabin, Managing Director of Private Real Estate; Scott Maguire, Managing Director and Global Head of Client Service and Marketing; and Dean Frankel, Global Head of Real Estate Securities.

As a result of the Transaction and on the Effective Date, it is expected that private funds sponsored by Lovell Minnick and certain co-investors will own approximately 80% of the equity interests in CSIM and Existing Management will own approximately 20% of the equity interests in CSIM. The investors in the private funds sponsored by Lovell Minnick include endowments, insurance companies and pension funds and Lovell Minnick is the general partner of the funds. No single member of Existing Management nor co-investor will own more than 25% of CSIM's voting securities as of the Effective Date.

None of the Company's Board members has, or has had, any material interest in, or a material interest in a material transaction or proposed transaction with CenterSquare, Lovell Minnick or CSIM since the beginning of the Fund's most recently completed fiscal year.

New Sub-Advisory Agreement

The following discussion is a description of the material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached as Exhibit A to this Proxy Statement.

The New Sub-Advisory Agreement was approved by the Board at the October Meeting, which was called, among other reasons, for the purpose of approving the New Sub-Advisory Agreement. If approved by Fund shareholders, the New Sub-Advisory Agreement will continue until March 30, 2018, and thereafter is subject to annual approval by the Board, including a majority of the Independent Board Members.

The New Sub-Advisory Agreement is substantially similar in material respects to the Current Sub-Advisory Agreement. CSIM, subject to Dreyfus' supervision, would provide investment advisory assistance and research and the day-to-day management of the Fund's investments. The annual fee payable to CSIM by Dreyfus under the New Sub-Advisory Agreement is 0.46% of the value of the Fund's average daily net assets, which is the same as the fee that is payable to CenterSquare under the Current Sub-Advisory Agreement, and the scope of services that CSIM is required to provide in managing the Fund's portfolio pursuant to the New Sub-Advisory Agreement is the same as the scope of services provided by CenterSquare in managing the Fund's portfolio pursuant to the Current Sub-Advisory Agreement.

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As is the case under the Current Sub-Advisory Agreement with CenterSquare, the New Sub-Advisory Agreement provides that, subject to the supervision and approval of Dreyfus and the Board, CSIM will provide investment management to the Fund's assets allocated to it by Dreyfus. CSIM, among other duties, will obtain and provide investment research and supervise the Fund's investments and will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets, including the placing of portfolio transactions for execution with either the issuer directly or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or other entities. CSIM also will perform certain other administrative and compliance-related functions in connection with the management of the Fund's assets. In accordance with the New Sub-Advisory Agreement and procedures adopted by the Board, CSIM may effect Fund portfolio transactions through a broker affiliated with the Fund, Dreyfus, the Fund's principal underwriter or CSIM, and the affiliated broker may receive brokerage commissions in connection therewith as permitted by applicable law.

The New Sub-Advisory Agreement provides, as does the Current Sub-Advisory Agreement with respect to CenterSquare, that CSIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company, the Fund, the Fund's shareholders or Dreyfus, except by reason of willful misfeasance, bad faith or gross negligence in the performance of CSIM's duties, or by reason of CSIM's reckless disregard of its obligations and duties, under the New Sub-Advisory Agreement. In addition, the New Sub-Advisory Agreement provides that CSIM indemnify and hold harmless Dreyfus, the Company and the Fund, and that Dreyfus indemnify and hold harmless CSIM, against certain losses, claims, damages, liabilities or litigation.

CSIM will be compensated by Dreyfus from the management fee that Dreyfus receives from the Fund. There will be no increase in the advisory fee paid by the Fund to Dreyfus as a consequence of the implementation of the New Sub-Advisory Agreement. CSIM will bear all expenses incurred by it in connection with the performance of its services under the New Sub-Advisory Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by Dreyfus) will be borne by the Fund.

The New Sub-Advisory Agreement is subject to annual approval by the Board, including a majority of the Independent Board Members. The New Sub-Advisory Agreement is terminable without penalty by: (i) Dreyfus on not more than 60 days' notice to CSIM; (ii) the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to CSIM; or (iii) CSIM on not less than 90 days' notice to the Company and Dreyfus. The New Sub-Advisory Agreement provides that it will terminate automatically in the event of its "assignment" as such term is defined under the 1940 Act or the Investment Advisers Act of 1940, as amended. In addition, the New Sub-Advisory Agreement provides that it will terminate if the Management Agreement terminates for any reason.

Interim Sub-Advisory Agreement

As the Transaction is not contingent on shareholder approval of the New Sub-Advisory Agreement, it is possible that the Transaction could occur prior to shareholder approval of the New Sub-Advisory Agreement, which would leave the Fund without a sub-adviser. To ensure that the Fund is provided with uninterrupted investment advisory services after the Effective Date, the Board approved at the October Meeting the Interim Sub-Advisory Agreement, which will become effective only if the Current Sub-Advisory Agreement terminates as of the Effective Date without shareholder approval of the New Sub-Advisory Agreement. There are no material differences between the Current Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, except for the term and termination provisions. In addition, the Interim Sub-Advisory Agreement contains provisions required by Rule 15a-4 under the 1940 Act, which state that the fee payable by Dreyfus to CSIM must be paid into an interest-bearing escrow account with the Fund's custodian or a bank for the period during which the Interim Sub-Advisory Agreement is in effect. In accordance with the requirements of Rule 15a-4, the Interim Sub-Advisory Agreement has a maximum term of 150 days from the Effective Date. The New Sub-Advisory Agreement will replace the Interim Sub-Advisory Agreement if it is approved by shareholders. In the event that the Interim Sub-Advisory Agreement goes into effect, the Fund would continue to solicit shareholder approval of the New Sub-Advisory Agreement. If shareholders approve the New Sub-Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to CSIM. If shareholders do not approve the New Sub-Advisory Agreement by the end of the 150-day period, CSIM will be paid, out of the escrow account, the lesser of: (i) CSIM's costs incurred in performing its duties under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

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Considerations of the Board

At the October Meeting, the Board, including the Independent Board Members, discussed and approved the New Sub-Advisory Agreement between Dreyfus, on behalf of the Fund, and CSIM, pursuant to which CSIM would continue to provide day-to-day management of the Fund's portfolio, and agreed to recommend that shareholders of the Fund approve the New Sub-Advisory Agreement. The Board, including the Independent Board Members, also discussed and approved the Interim Sub-Advisory Agreement for the Fund that would go into effect for a limited period of time if the New Sub-Advisory Agreement was not approved by shareholders prior to the closing of the Transaction. The Board, including the Independent Board Members, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

The Current Sub-Advisory Agreement was most recently reapproved by the Board at the March Meeting. At the March Meeting, the Independent Board Members requested and received information from Dreyfus and CenterSquare they deemed reasonably necessary for their review of the Current Sub-Advisory Agreement and the performance and services provided by CenterSquare. The information received by the Board included information related to the fees paid by the Fund to Dreyfus and by Dreyfus to CenterSquare and the profitability of Dreyfus with respect to the Fund, among other items, in accordance with Section 15(c) of the 1940 Act. Management believed that there were no material changes to the information presented at the March Meeting relevant to the Board's consideration of the New Sub-Advisory Agreement, other than the information about CSIM and the Transaction. Based on management's representations that the Transaction was not expected to have a material impact on the nature, extent or quality of the investment advisory services that CenterSquare currently provides to the Fund, the persons responsible for portfolio management of the Fund under CSIM were anticipated to remain the same and that the terms of the New Sub-Advisory Agreement were substantially similar in material respects to the Current Sub-Advisory Agreement, the Board considered information presented to them as part of the annual agreement review process at the March Meeting, as well as information about CenterSquare, CSIM and the Transaction received at the October Meeting.

In connection with the October Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and Dreyfus, CenterSquare and CSIM provided, materials relating to the Transaction, CenterSquare, CSIM and Lovell Minnick in connection with the Board's consideration of whether to approve the New Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on CenterSquare and CSIM as well as information regarding Lovell Minnick and its business activities, personnel and affiliates. The Board noted that the services provided under the New Sub-Advisory Agreement will be substantially identical to those provided under the Current Sub-Advisory Agreement. In addition, the sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Current Sub-Advisory Agreement. Existing Management represented that under the New Sub-Advisory Agreement there would be no diminution in services provided by CSIM to the Fund or changes in the fee payable by Dreyfus to CSIM as a result of the Transaction. The Board also considered the substance of discussions with representatives of Dreyfus and CenterSquare at the March Meeting and representatives of CSIM and Lovell Minnick at the October Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act. It was noted that the Transaction would comply with Section 15(f) of the 1940 Act in that 75% or more of the Company's Board was comprised of Independent Board Members and would remain so for three years following the Effective Date, and that no "unfair burden" (as defined in the 1940 Act) would be imposed on the Fund by CSIM during the two-year period following the Effective Date.

7

In voting to approve the New Sub-Advisory Agreement, the Board considered whether the approval of the New Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Board Members were represented by legal counsel that is independent of CenterSquare and CSIM in connection with their consideration of approval of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Board Members in executive sessions during which such independent legal counsel provided guidance and a written description to the Independent Board Members of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements. Based on their discussions and considerations, including those described below, the Board, including the Independent Board Members, approved the Interim Sub-Advisory Agreement for the Fund that would go into effect for a limited period of time if the New Sub-Advisory Agreement was not approved by shareholders prior to the closing of the Transaction and the New Sub-Advisory Agreement to be effective as of the Effective Date. It is currently anticipated that the New Sub-Advisory Agreement, if approved by shareholders, will be reviewed by the Board as part of its annual review of advisory arrangements for the Fund in the first quarter of 2018.

Nature, Extent and Quality of Services to be Provided under the New Sub-Advisory Agreement. At the March Meeting, the Board received and considered information regarding the nature, extent and quality of services provided to the Fund by CenterSquare under the Current Sub-Advisory Agreement. The Board noted information received at regular meetings throughout the year related to the services rendered by CenterSquare to the Fund, including the scope and quality of the investment management and other capabilities of CenterSquare.

At the October Meeting, the Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the Fund by CSIM under the New Sub-Advisory Agreement would not change as a result of the Transaction. The Board members discussed with management the portfolio management strategies of the Fund's portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objective of the Fund as a result of the Transaction. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the Fund by CenterSquare, and the fact that the persons responsible for portfolio management under CSIM were anticipated to remain the same. The Board also considered that the division of responsibilities between Dreyfus and CSIM would remain the same as it is currently with CenterSquare. The Board members also considered the financial resources that will be available to CSIM. The Company's Chief Compliance Officer discussed the compliance infrastructure of the Fund following the Transaction. The Board also discussed the acceptability of the terms of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

The Board concluded that the Fund will continue to benefit from the quality and experience of CenterSquare's investment professionals that will continue to provide services to the Fund after the Transaction as employees of CSIM. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by CSIM.

8

Fund Investment Performance. The Board members considered the investment performance of CenterSquare in managing the Fund's portfolio as a factor in evaluating the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement during the October Meeting. At the March Meeting, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent provider of investment company data, which included information comparing the Fund's performance with the performance of a group of comparable funds (the "Performance Group") and with a broader group of funds (the "Performance Universe"), all for various periods ended January 31, 2017. The Board discussed with representatives of Dreyfus and CenterSquare the results of the comparisons and considered that the Fund's total return performance was above the Performance Group median for all periods except for the two- and five-year periods when it was below the median, and the Fund's performance was above the Performance Universe median for all periods except for the five-year period when it was slightly below the median. Dreyfus had also provided a comparison of the Fund's calendar year total returns to the returns of the Fund's benchmark index. At the October Meeting, the Board referred to additional information on Fund performance for various periods ended September 30, 2017, which showed that the Fund's total return performance continued to be competitive for the periods reviewed. Based on its review, the Board concluded that it was generally satisfied with Fund's historical performance under CenterSquare's management.

The Board members discussed with representatives of Dreyfus and CSIM that the investment strategies to be employed by CSIM in the management of the Fund's assets are currently expected to remain the same after the Transaction and under the New Sub-Advisory Agreement. The Board also considered the fact that the persons responsible for portfolio management of the Fund at CenterSquare would remain the same following the Transaction as employees of CSIM. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

Sub-Advisory Fee and Expense Ratio. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus and, thus, would not impact the fees paid by the Fund. At the March Meeting, the Board reviewed and considered the contractual management fee payable by the Fund to Dreyfus pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by Dreyfus to CenterSquare pursuant to the Current Sub-Advisory Agreement, which is identical to that payable under the New Sub-Advisory Agreement, and the sub-investment advisory services provided by CenterSquare. In addition, because of Dreyfus' fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to Dreyfus, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements). The Board considered the fee to CenterSquare in relation to the fee paid to Dreyfus by the Fund and the respective services provided by CenterSquare and Dreyfus.

At the March Meeting, the Board reviewed reports prepared by Broadridge which included information comparing the Fund's actual and contractual management fees and total expenses with those of a group of comparable funds (the "Expense Group") and with a broader group of funds (the "Expense Universe"), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the Fund's contractual management fee was above the Expense Group median, the Fund's actual management fee was the lowest in the Expense Group and Expense Universe and the Fund's total expenses were below the Expense Group and Expense Universe medians.

9

At the October Meeting, the Board noted that the contractual management fee will remain the same, that Dreyfus had committed to continue the current fee waiver and/or expense reimbursement arrangement until at least March 1, 2018, and that the terms of the current fee waiver and expense reimbursement arrangement will not change as a result of the Transaction.

Profitability. The Board recognized that, because CSIM's fee would be paid by Dreyfus, and not the Fund, an analysis of profitability was more appropriate in the context of the Board's consideration of the Management Agreement. Accordingly, at the March Meeting, the Board received and considered a profitability analysis of Dreyfus and its affiliates in providing services to the Fund. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the Fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates.

At the October Meeting, the Board noted that the fee payable to CenterSquare by Dreyfus under the Current Sub-Advisory Agreement was the same as that payable under the New Sub-Advisory Agreement and, thus, no material impact to Dreyfus' profitability with respect to the Fund is expected as a result of the Transaction. Therefore, the Board determined that Dreyfus' expected profitability should not be excessive in light of the nature, extent and quality of the services to be provided to the Fund after the Transaction. Consideration of profitability with respect to CSIM was not relevant to the Board's determination to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

Economies of Scale. The Board recognized that, as is the case with CenterSquare, because CSIM's fee would be paid by Dreyfus, and not the Fund, an analysis of economies of scale was more appropriate in the context of the Board's consideration of the Management Agreement. Accordingly, at the March Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the Fund's assets. The Board noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the October Meeting, the Board noted that no material impact to the analysis of economies of scale is expected as a result of the Transaction. Therefore, consideration of economies of scale was not relevant to the Board's determination to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

Other Benefits to CenterSquare and CSIM. At the March Meeting, the Board considered potential benefits to Dreyfus and CenterSquare from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the Fund's investments. The Board noted that CSIM would be required to select brokers who met the Fund's requirements for seeking best execution, and that Dreyfus would monitor and evaluate CSIM's trade execution with respect to Fund brokerage transactions on a quarterly basis and would provide reports to the Board on these matters. In light of the costs of providing investment management and other services to the Fund and CenterSquare's commitment to the Fund, any other ancillary benefits that CenterSquare received were considered reasonable.

At the October Meeting, the Board considered the benefits to be received by BNY Mellon, CenterSquare and CSIM as a result of the Transaction, as well as the benefits to be received by CSIM as a result of the relationship with the Fund, and determined that any such ancillary benefits were reasonable.

10

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved, and recommends that shareholders of the Fund approve, the New Sub-Advisory Agreement for the Fund.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that when a sale of an interest in an investment adviser of a registered investment company occurs that results in an assignment of an investment advisory agreement, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each member of the Company's Board is an Independent Board Member (i.e., not an "interested person" of CenterSquare or CSIM or of any party to the Current Sub-Advisory Agreement or the New Sub-Advisory Agreement) and the Board has no current intention to change the Board's composition during the three-year period after the Effective Date in a manner that would cause the Board to fail to meet this requirement. Second, an "unfair burden" (as defined in the 1940 Act) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The sub-advisory fee under the New Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Current Sub-Advisory Agreement and there is no intention to increase the sub-advisory fee or the management fee payable to Dreyfus during the two-year period after the Effective Date.

*           *           *

REQUIRED VOTE AND THE BOARD'S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, A MAJORITY OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, unanimously RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" THE PROPOSAL.

*           *           *

11

VOTING INFORMATION

PROXIES, QUORUM AND VOTING AT THE MEETING

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the Proposal. Properly signed and dated proxy cards marked with an abstention or representing a broker non-vote will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. A broker "non-vote" is a proxy from a broker or nominee who does not have discretionary power to vote Fund shares on behalf of its client, the beneficial owner of the shares, indicating that such broker or nominee has not received instructions from its client or other persons entitled to vote the shares. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Proposal.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third (33⅓%) of the Fund's outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting with respect to the Proposal, the following factors may be considered: the nature of the Proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund's shares eligible to vote that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A shareholder vote may be taken for the Proposal prior to any adjournment if sufficient votes have been received for approval.

With respect to Fund shares for which Dreyfus or its affiliates have voting authority, such shares will be voted in accordance with the recommendation of an independent fiduciary.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, an affiliate of Dreyfus, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other IRA shareholders.

METHODS OF SOLICITATION AND EXPENSES

The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, which is expected to total approximately $75,000, will be borne by Dreyfus and/or CSIM. In addition to the use of the mail, proxies may be solicited personally or by telephone, and Dreyfus and/or CSIM may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

12

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card. Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting and voting in person.

*           *           *

ADDITIONAL INFORMATION

OTHER FUND SERVICE PROVIDERS

BNY Mellon, located at 225 Liberty Street, New York, New York 10286, serves as custodian for the assets of the Fund pursuant to a custody agreement with the Fund. For the Fund's fiscal year ended October 31, 2016, BNY Mellon charged the Fund $181,881 pursuant to the custody agreement.

MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as distributor (i.e., principal underwriter) of the Fund's shares pursuant to a distribution agreement with the Fund.

Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's transfer and dividend disbursing agent. For the Fund's fiscal year ended October 31, 2016, Dreyfus Transfer, Inc. charged the Fund $7,257 for transfer agency services and $363 for cash management services.

PAYMENTS TO AFFILIATED BROKERS

During the Fund's most recent fiscal year ended October 31, 2016, the Fund did not pay any commissions to affiliated brokers.

CERTAIN BENEFICIAL OWNERSHIP

As of September 29, 2017, the Fund had 1,393,503.492 Class A shares, 111,200.762 Class C shares, 17,831,640.436 Class I shares and 66,390,328.121 Class Y shares issued and outstanding. Class T shares were not offered as of September 29, 2017. Set forth below for the Fund is information as to those shareholders known by the Fund to own of record or beneficially 5% or more of a class of the Fund's outstanding voting securities as of September 29, 2017. Shareholders of the Fund will vote as a single class on the Proposal.

13

Name of Class	Name and Address of Shareholder	Amount of Outstanding Shares of Class Held	Percentage of Outstanding Shares of Class Held

Class A	Patterson & Co. FBO Various Clients 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	768,880.317	55.1761%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	90,184.111	6.4718%
	Charles Schwab & Co. Inc. Special Custody Acct. FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	69,823.471	5.0106%
	Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	69,706.760	5.0023%
Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	40,663.399	36.5676%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated Attn: Fund Administration 4800 Deer Lake Drive East—Floor 3 Jacksonville, FL 32246-6484	20,207.029	18.1717%
	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	13,620.067	12.2482%
	UBS WM USA Special Custody Account, Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	9,689.043	8.7131%
	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	9,284.650	8.3494%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7,959.404	7.1577%

14

Name of Class	Name and Address of Shareholder	Amount of Outstanding Shares of Class Held	Percentage of Outstanding Shares of Class Held

Class I	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	14,392,853.555	80.7153%
Class Y	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	59,160,071.801	89.1095%
	Dreyfus Alternative Diversifier Strategies Fund The Dreyfus Corporation 2 Hanson Place, Floor 11 Brooklyn, NY 11217-1431	6,189,921.495	9.3235%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of September 29, 2017, Board members and officers of the Fund, as a group, owned less than 1% of the outstanding voting shares of the Fund.

*            *            *

OTHER MATTERS

The Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Fund's next shareholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting and meet certain other requirements. Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Fund's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. The fact that the Fund receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

*            *            *

15

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: November 15, 2017

16

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

THE DREYFUS CORPORATION
200 Park Avenue
New York, New York 10166

[_______], 2018

CSIM Investment Management LLC

630 West Germantown Pike

Suite 300

Plymouth Meeting, Pennsylvania 19462

Ladies and Gentlemen:

Dreyfus Premier Investment Funds, Inc. (the "Company") desires to employ the capital of the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Fund"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the relevant Fund's Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Company's Board. The Company employs The Dreyfus Corporation (the "Adviser") to act as the Fund's investment adviser pursuant to a written agreement (the "Management Agreement"), a copy of which has been furnished to you. The Adviser is authorized by the Company to, and desires to, retain you, and you hereby agree to accept such retention, to act as the Fund's sub-investment adviser with respect to that portion of the Fund's assets which may be assigned to you from time to time (the "sub-advised assets").

In connection with your serving as sub-investment adviser to the Fund, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Company's behalf in any such respect.

A-1

Subject to the supervision and approval of the Adviser and the Company's Board, you will provide investment management of the sub-advised assets. Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets. You will provide such investment management subject to and in accordance with (i) the Fund's investment objective(s), policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect, or in any supplements thereto, and provided to you by the Adviser; (ii) any applicable procedures or policies adopted or approved by the Adviser or the Company's Board with respect to the Fund as from time to time in effect and furnished in writing to you; (iii) the requirements applicable to registered investment companies under applicable laws, including without limitation the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, and the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and the rules and regulations thereunder applicable to qualification as a "regulated investment company"; and (iv) any written instructions which the Adviser or the Company's Board may issue to you from time to time; provided, however, that you shall not be bound by any update, modification or amendment of such documents or other procedures or policies of the Fund, the Company or the Adviser unless and until you have been given notice thereof in accordance with this Agreement and have been provided with a copy of such update, modification or amendment. In connection therewith, you (a) will obtain and provide investment research and supervise the Fund's investments with respect to the sub-advised assets and (b) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the sub-advised assets, including the placing of portfolio transactions for execution either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or others. You agree that, in the placing of portfolio transactions for execution, you will attempt to obtain the best net result in terms of price and execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker or dealer's services. Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may cause the Fund to purchase and sell portfolio securities from and to brokers and dealers who provide you with research, analysis, advice and similar services. You may cause the Fund to pay to brokers and dealers, in return for such research and analysis, a higher commission than may be charged by other brokers and dealers, subject to your good faith determination that such commission is reasonable in relation to the value of the services provided by such brokers or dealers in terms either of the particular transaction or of your overall responsibility to the Company, the Fund and your other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Such authorization is subject to termination at any time by the Company's Board for any reason. In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with you, the Adviser, the Fund's principal underwriter or any other sub-investment adviser to the Fund if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Company's Rule 17e-1 procedures as they may be provided to you by the Adviser from time to time. In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or any person affiliated with you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or the Fund, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act, and any exemptive order then currently in effect. The Adviser will periodically provide you with a list of the affiliates of the Adviser, the Fund or the Fund's principal underwriter to which investment or trading restrictions apply, and will specifically identify in writing (x) all publicly traded companies in which the Fund may not invest, together with ticker symbols for all such companies, and (y) any affiliated brokers and any restrictions that apply to the use of those brokers by the Fund.

You shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Company or the Fund in any way or otherwise be deemed an agent of the Adviser, the Company or the Fund, and nothing in this Agreement shall be construed as making the Adviser, the Company or the Fund a partner or co-venturer with you or any of your affiliates. You shall utilize counterparties for brokerage, futures and options clearing, ISDA purposes and trade execution under agreements set up in the name of the Fund. You shall be responsible for managing any collateral and margin requirements associated with investments made for the sub-advised assets.

A-2

Proxies of companies whose shares are part of the sub-advised assets shall be voted as described in the Fund's Prospectus and Statement of Additional Information, and you shall not be required to assume any responsibility for the voting of such proxies without your prior consent. You are authorized and agree to act on behalf of the Fund with respect to any reorganizations, exchange offers and other voluntary corporate actions in connection with securities held in the sub-advised assets in such manner as you deem advisable, unless the Fund or the Adviser otherwise specifically directs in writing. You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping or custody of the sub-advised assets. The Adviser shall furnish you with copies of the Fund's Prospectus, Statement of Additional Information and shareholder reports. You will be provided the opportunity to review and approve any description of you and your investment process set forth in the Fund's Prospectus, Statement of Additional Information and shareholder reports, or in the Fund's marketing materials. The Adviser also will furnish you with copies of Prospectus or Statement of Additional Information supplements that disclose any changes to the Fund's investment objective, policies, strategies or restrictions and you will have a reasonable period of time to implement such changes with respect to the sub-advised assets.

You will furnish to the Adviser or the Company such information, with respect to the investments which the Fund may hold or contemplate purchasing in connection with the sub-advised assets, as the Adviser or the Company may reasonably request. The Company and the Adviser wish to be informed of important developments materially affecting the management of the sub-advised assets and shall expect you, on your own initiative, to furnish to the Company or the Adviser from time to time such information as you may believe appropriate for this purpose. In connection therewith, you will notify the Adviser if you become aware of any bankruptcy proceedings, securities litigation class actions or settlements materially affecting the investments which the Fund holds or has held in the sub-advised assets. You shall have no responsibility or obligation to take any action with respect to any bankruptcy proceedings, class action litigation or settlements affecting the sub-advised assets, and, accordingly, you shall have no obligation to initiate any legal proceeding or file proofs of claim with respect thereto. Upon reasonable request, you will make available your portfolio managers named in the Fund's Prospectus and/or Statement of Additional Information from time to time to meet with the Company's Board and/or the Adviser to review the sub-advised assets.

You will maintain all required books and records with respect to the securities transactions of the Fund for the sub-advised assets in accordance with all applicable laws, and in compliance with the requirements of the rules under Section 31 of the Investment Company Act, and will furnish the Company's Board and the Adviser with such periodic and special reports as the Company's Board or the Adviser reasonably may request. You hereby agree that all records which you maintain for the Company or the Adviser are the property of the Company or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Company or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Company or the Adviser any records which you maintain for the Company or the Adviser upon request by the Company or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.

A-3

The Adviser and you each agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and the Investment Company Act. You will promptly notify the Company's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that you reasonably determine is likely to result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the Fund's Registration Statement, Prospectus or Statement of Additional Information, and is required to be stated therein or necessary in order to make the statements therein not misleading (or, in the case of the Fund's Prospectus and Statement of Additional Information, is required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading), or of any statement contained therein that becomes untrue in any material respect. Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Company in connection with the Fund's compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act. Such assistance shall include, but not be limited to, (i) providing the Company's Chief Compliance Officer upon request with copies of your compliance policies and procedures; (ii) certifying periodically, upon the request of the Company's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the Investment Company Act, and Rule 206(4)-7 under the Investment Advisers Act; (iii) facilitating and cooperating with the Company's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iv) providing the Company's Chief Compliance Officer with direct access to your compliance personnel; (v) providing the Company's Chief Compliance Officer with periodic reports; and (vi) promptly providing the Company's Chief Compliance Officer with special reports in the event of material compliance violations. Upon request, you will provide certifications to the Company, in a form satisfactory to the Company, to be relied upon by the Company's officers certifying the Company's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you on the first business day of each month, out of the management fee it receives and only to the extent thereof, a fee at the annual rate set forth on Schedule 1 hereto. If the Adviser waives all or a portion of the management fee it is entitled to receive from the Fund, the fee payable to you pursuant to this Agreement may be reduced as you and the Adviser mutually agree in writing. The fee for the period from the effective date of this Agreement to the end of the month thereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement. For the purpose of determining fees payable to you, the value of the Fund's net sub-advised assets shall be computed in the manner specified in the Fund's then-current Prospectus and Statement of Additional Information for the computation of the value of the Fund's net assets.

A-4

Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. You agree to monitor the sub-advised assets and to notify the Adviser on any day that you determine that a significant event has occurred with respect to one or more securities held in the sub-advised assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices). At the request of the Adviser or the Company's Valuation Committee, you agree to provide additional reasonable assistance to the Adviser, the Company's Valuation Committee and the Fund's pricing agents in valuing the sub-advised assets, including in connection with fair value pricing of the sub-advised assets.

You will bear all expenses incurred by you in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Company to you under the Management Agreement. The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies, private funds or other pooled investment vehicles and fiduciary or other managed accounts (collectively, the "accounts"), and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

It is also understood that (i) you shall be prohibited from consulting with any other sub-investment adviser to the Fund (including, in the case of an offering of securities subject to Section 10(f) of the Investment Company Act, any sub-investment adviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act, and (ii) your responsibility regarding investment advice hereunder is limited to the sub-advised assets of the Fund.

A-5

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Company, the Fund, the Fund's security holders, or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Company, the Fund or the Fund's security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties under this Agreement. You shall indemnify and hold harmless the Adviser, the Company and the Fund against any and all losses, claims, damages, liabilities or litigation (including reasonable legal fees and other reasonable and documented out-of-pocket expenses) ("Losses") to which the Adviser, the Company or the Fund become subject arising out of or based on any untrue statement of a material fact contained in the Prospectus and/or Statement of Additional Information, proxy materials, reports, advertisements or sales literature pertaining to the Fund or the omission to state therein a material fact known to you that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made solely in reliance upon information furnished by you to the Adviser, the Company or the Fund for use therein. The Adviser shall indemnify you and hold you harmless against any and all Losses to which you may become subject arising out of or based on any untrue statement of a material fact contained in the Prospectus and/or Statement of Additional Information, proxy materials, reports, advertisements or sales literature pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made solely in reliance upon information furnished by you to the Adviser, the Company or the Fund for use therein. In no event will you have any responsibility for any other series of the Company, for any portion of the Fund's assets not managed by you or for the acts or omissions of any other sub-investment adviser to the Company or the Fund. In particular, in the event that you manage only a segment of the Fund's assets, you shall have no responsibility for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole, or for the Fund failing to qualify as a regulated investment company under the Internal Revenue Code, if the securities and other holdings of the segment of the Fund's assets managed by you are such that your segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Company or a separate regulated investment company under the Internal Revenue Code, unless such violation was due to your failure to comply with written guidelines adopted by the Company or the Adviser and provided to you.

As to each Fund, this Agreement shall continue until the date set forth opposite such Fund's name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Fund's name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Company's Board or (ii) vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the Investment Company Act) of the Company or any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, this Agreement is terminable without penalty (i) by the Adviser on not more than 60 days' notice to you, (ii) by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to you, or (iii) by you on not less than 90 days' notice to the Company and the Adviser. This Agreement also will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the Investment Company Act or the Investment Advisers Act) and you shall be notified by the Company and the Adviser, or you shall notify the Company and the Adviser, as applicable, as soon as possible before any such assignment occurs. In addition, notwithstanding anything herein to the contrary, if the Management Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Management Agreement terminates.

A-6

The Adviser acknowledges that, at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Investment Advisers Act, the Adviser has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B, if any, with respect to your personnel with the most significant responsibility for providing advisory services to the Fund (the "Brochure Supplement"). The Adviser agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Adviser electronically.

Unless otherwise indicated on Schedule 1 hereto, the Fund has claimed an exclusion from the definition of a Commodity Pool Operator pursuant to CFTC Rule 4.5 (the "CPO Exclusion") and you shall not manage the sub-advised assets in a manner that would cause the Fund to not qualify for the CPO Exclusion until otherwise approved by the Adviser in writing. If the Fund is identified on Schedule 1 as not claiming the CPO Exclusion and you intend to rely on CFTC Rule 4.7, unless Schedule 1 states to the contrary, the Adviser represents that the Fund is a "qualified eligible person" under the rule, consents to the Fund being treated as an exempt account under the rule, and acknowledges the legend set forth above its signature below.

No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto. This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act or the Investment Advisers Act. This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement. Nothing in this Agreement shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived. If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. The rights of indemnification herein shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law and shall survive termination of this Agreement.

The Company is expressly made a third party beneficiary of this Agreement with rights as respect to the Fund to the same extent as if it had been a party hereto.

A-7

Unless otherwise provided herein or agreed to in writing by the parties, all notices or instructions permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronically and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given. Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THAT COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

THE DREYFUS CORPORATION

By:
Name: Bradley J. Skapyak
Title: Chief Operating Officer

Accepted:

CSIM Investment Management LLC

By:
Name:
Title:

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SCHEDULE 1

Name of Fund	Annual Fee as a Percentage of Average Daily Net Sub-Advised Assets	Reapproval Date	Reapproval Day

Dreyfus Global Real Estate Securities Fund	0.46%	March 30, 2018	March 30th

A-9

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF DREYFUS GLOBAL REAL ESTATE SECURITIES FUND TO BE HELD ON

DECEMBER 20, 2017:

THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, THE PROXY STATEMENT AND COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL Report TO SHAREHOLDERS ARE AVAILABLE AT

https://im.bnymellon.com/proxymaterials

Dreyfus Global Real Estate Securities Fund

The undersigned shareholder of Dreyfus Global Real Estate Securities Fund (the "Fund"), a series of Dreyfus Premier Investment Funds, Inc. (the "Company"), hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on November 15, 2017, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, December 20, 2017 at 10:00 a.m., and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-877-907-7646.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

Dreyfus Global Real Estate Securities FUND

1.	To approve a new sub-investment advisory agreement between Dreyfus, on behalf of the Fund, and CSIM Investment Management LLC.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature (Please Sign Within Box)	Date	Signature (Joint Owners)	Date